UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 18, 2006

Date of Report (Date of earliest event reported)

HARTE-HANKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7120	74-1677284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Concord Plaza Drive

San Antonio, Texas 78216

(210) 829-9000

(Address of principal executive offices and Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On September 7, 2006, Harte-Hanks, Inc. filed a Current Report on Form 8-K dated September 6, 2006 regarding Harte-Hanks’ having entered into a term loan facility in (the “Term Loan Facility”) with Wells Fargo Bank, National Association, as Administrative Agent (the “Agent”) that provided for an initial commitment to loan Harte-Hanks, Inc. up to $50 million. On September 18, 2006, Harte-Hanks entered into a First Amendment to Term Loan Agreement and Joinder Agreement (the “First Amendment”) with the Agent and the lenders named in the First Amendment to increase the lending commitment under the Term Loan Facility to $200 million.

The above description of the First Amendment and the lending commitment increase is not a complete statement of the parties’ rights and obligations with respect to such transactions. The above statements are qualified in their entirety by reference to Harte-Hanks’ Current Report on Form 8-K dated September 6, 2006 and the Term Loan Agreement executed in connection with the Term Loan Facility, a copy of which is attached thereto, and to the First Amendment executed in connection with the lending commitment increase, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off- Balance Sheet Arrangement of a Registrant

See Item 1.01 above for a description of the First Amendment between Harte-Hanks and the other parties thereto.

Item 9.01 Final Statements and Exhibits

(c)	Exhibits

10.1 First Amendment to Term Loan Agreement and Joinder Agreement dated as of September 18, 2006 between Harte-Hanks, Inc., the Lenders Party Thereto, Wells Fargo Bank, National Association, as Administrative Agent, Joint Lead Arranger and Joint Bookrunner, JPMorgan Chase Bank, N.A., as Syndication Agent, The Bank Of Tokyo-Mitsubishi, Ltd. as Co-Documentation Agent, Wachovia Bank, National Association, as Co-Documentation Agent and J.P. Morgan Securities Inc., as Joint Lead Arranger and Joint Bookrunner.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Harte-Hanks, Inc.

Dated: September 18, 2006

By:	/s/ Dean Blythe
Dean Blythe, Senior Vice President and Chief Financial Officer

Exhibit No.	Description

10.1	First Amendment to Term Loan Agreement and Joinder Agreement dated as of September 18, 2006 between Harte-Hanks, Inc., the Lenders Party Thereto, Wells Fargo Bank, National Association, as Administrative Agent, Joint Lead Arranger and Joint Bookrunner, JPMorgan Chase Bank, N.A., as Syndication Agent, The Bank Of Tokyo-Mitsubishi, Ltd. as Co-Documentation Agent, Wachovia Bank, National Association, as Co-Documentation Agent and J.P. Morgan Securities Inc., as Joint Lead Arranger and Joint Bookrunner.